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                                                                    EXHIBIT 32.1






              SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         In connection with the Quarterly Report of Vector Group Ltd. (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bennett S. LeBow, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








November 13, 2003


                                       /s/ BENNETT S. LEBOW
                                       -----------------------------------------
                                       Bennett S. LeBow
                                       Chairman and Chief Executive Officer